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                                                                  Exhibit 10.27


                     DIRECTOR SUPPLEMENTAL RETIREMENT PLAN

                               DIRECTOR AGREEMENT

         THIS AGREEMENT is made and entered into as of the 1st day of October, 2001, by and between First Federal of the South, a bank organized and existing under the laws of the United States (hereinafter referred to as the "Bank"), and _______________, a member of the Board of Directors of the Bank (hereinafter referred to as the "Director").

         WHEREAS, the Director is now serving on the Board of the Bank (hereinafter referred to as the "Board") and has for many years faithfully served the Bank. It is the consensus of the Board of Directors that the Director's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Director's experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Director's continued services so essential to the Bank's future growth and profits, that it would suffer severe financial loss should the Director terminate his service on the Board;

         ACCORDINGLY, the Board has adopted the First Federal of the South Director Supplemental Retirement Plan (hereinafter referred to as the "Director Plan") and it is the desire of the Bank and the Director to enter into this Agreement under which the Bank will agree to make certain payments to the Director upon the Director's retirement and to the Director's beneficiary(ies) in the event of the Director's death pursuant to the Director Plan;

         FURTHERMORE, it is the intent of the parties hereto that this Director Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Director, and to be considered a non-qualified benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Director is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan; and

         NOW THEREFORE, in consideration of services the Director has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Director agree as follows:

I.       DEFINITIONS

         A.       Effective Date:

                  The Effective Date of the Director Plan shall be October 1, 2001.


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         B.       Plan Year:

                  Any reference to the "Plan Year" shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term "Plan Year" shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

         C.       Retirement Date:

                  Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Director reaches age seventy (70) or such later date as the Director may actually retire.

         D.       Termination of Service:

                  Termination of Service shall mean the Director's voluntary resignation from service on the Board or failure to be re-elected to the Board, prior to the Normal Retirement Age (Subparagraph I [J]).

         E.       Pre-Retirement Account:

                  A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Director. Prior to the Director's Termination of Service or the Director's retirement, whichever event shall first occur, such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit (Subparagraph I [F]).

         F.       Index Retirement Benefit:

                  The Index Retirement Benefit for each Director in the Director Plan for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I [G]) for that Plan Year over the Cost of Funds Expense (Subparagraph I [H]) for that Plan Year.

         G.       Index:

                  The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinbelow as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the Effective Date of the Director Plan.


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                  Insurance Company:
                  Policy Form:
                  Policy Name:
                  Insured's Age and Sex:
                  Riders:
                  Ratings:
                  Option:
                  Face Amount:
                  Premiums Paid:
                  Number of Premium Payments:
                  Assumed Purchase Date:

                  Insurance Company:
                  Policy Form:
                  Policy Name:
                  Insured's Age and Sex:
                  Riders:
                  Ratings:
                  Option:
                  Face Amount:
                  Premiums Paid:
                  Number of Premium Payments:
                  Assumed Purchase Date:

                  If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Director Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased, or had not subsequently surrendered or lapsed. Said illustrations shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

                  In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Director and the Director's beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Director Plan than that of an unsecured creditor of the Bank.

         H.       Cost of Funds Expense:

                  The Cost of Funds Expense for any Plan Year shall be calculated by taking the after tax amount of the Interest Cost of the Bank divided by the average balance of interest bearing liabilities of the Bank.


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         I.       Change of Control:

                  Change of Control shall mean: (i) an increase in the ownership of, or the holding of, or the power to vote, by any person, or by any persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, provided that any such "group" shall not include the Director), the voting stock of the Bank or the voting stock of SouthFirst Bancshares, Inc., the Bank's sole shareholder (the "Holding Company"), to an amount which is more than 25% of the issued and outstanding shares thereof; (ii) a change in the ownership of, or possession of, the ability to control the election of a majority of the Bank's or the Holding Company's directors; (iii) a change in the ownership of, or possession of, the ability to exercise a controlling influence over the management or policies of the Bank or the Holding Company, by any person, or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, provided that any such "group" shall not include the Director) (except in the case of (i), (ii) and (iii) hereof, ownership or control of the Bank, or its board of directors, by the Holding Company itself shall not constitute a "change in control"); or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Bank or the Holding Company (in each such case, the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the board of directors of the Holding Company was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" means an individual (other than the Director), individuals acting in concert or as a "group" (provided that any such "group" shall not include the Director), a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         J.       Normal Retirement Age:

                  Normal Retirement Age shall mean the date on which the Director attains age seventy (70).

         K.       Average After-Tax Cost of Funds:

                  Average After-Tax Cost of Funds means, at any particular time, a ratio, the numerator of which is the total annualized interest expense and the denominator of which is an amount equal to: the average balance of interest bearing liabilities, which will be supplied by the Bank on an annual basis, times the inverse of the Bank's combined marginal income tax rate.


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II.      INDEX BENEFITS

         A.       Retirement Benefits:

                  Subject to Subparagraph II (D) hereinafter, a Director who remains on the Board until the Normal Retirement Age (Subparagraph I [J]) shall be entitled to receive the balance in the Pre-Retirement Account in fifteen (15) equal annual installments commencing thirty (30) days following the Director 's retirement. In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit (Subparagraph I [F]) for each Plan Year subsequent to the Director's retirement, and including the remaining portion of the Plan Year following said retirement, shall be paid to the Director until the Director's death.

         B.       Vesting:

                  No Director will be vested in any amount of benefit until the Director reaches Normal Retirement Age as defined in Subparagraph I (J). Upon the Director attaining Normal Retirement Age, the Director will be one hundred percent (100%) vested.

         C.       Death:

                  Should the Director die while there is a balance in the Director's Pre-Retirement Account (Subparagraph I [E]), said unpaid balance shall be paid in a lump sum to the individual or individuals the Director may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Director's estate. Said payment due hereunder shall be made the first day of the second month following the decease of the Director. Provided, however, that anything hereinabove to the contrary notwithstanding, no death benefit shall be payable hereunder if the Director dies on or before the 1st day of October, 2003.

         D.       Death Benefit:

                  Except as set forth above, there is no death benefit provided under this Agreement.

III.     RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Director Plan. The Directors, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.


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         The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Director Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Director Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Director be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

         If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV.      CHANGE OF CONTROL

         Upon a Change of Control (Subparagraph I [I]), if the Director subsequently suffers a Termination of Service (Subparagraph I [D]), then the Director shall receive the benefits promised in this Director Plan upon attaining Normal Retirement Age, as if the Director had been continuously serving the Bank until the Director's Normal Retirement Age. The Director will also remain eligible for all promised death benefits in this Director Plan.

V.       MISCELLANEOUS

         A.       Alienability and Assignment Prohibition:

                  Neither the Director, nor the Director's surviving spouse, nor any other beneficiary(ies) under this Director Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or the Director's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

         B.       Binding Obligation of the Bank and any Successor in Interest:

                  The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agree, in writing, to assume and discharge the duties and obligations of the Bank under this Director Plan. This Director Plan shall be


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                  binding upon the parties hereto, their successors,
                  beneficiaries, heirs and personal representatives.

         C.       Amendment or Revocation:

                  It is agreed by and between the parties hereto that, during the lifetime of the Director, this Director Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Director and the Bank.

         D.       Gender:

                  Whenever in this Director Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         E.       Effect on Other Bank Benefit Plans:

                  Nothing contained in this Director Plan shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

         F.       Headings:

                  Headings and subheadings in this Director Plan are inserted for reference and convenience only and shall not be deemed a part of this Director Plan.

         G.       Applicable Law:

                  The validity and interpretation of this Agreement shall be governed by the laws of the State of Alabama, except to the extent that federal law applies.

         H.       12 U.S.C.ss.1828(k):

                  Any payments made to the Director pursuant to this Director Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

         I.       Partial Invalidity:

                  If any term, provision, covenant, or condition of this Director Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Director Plan shall remain in full force and effect notwithstanding such partial invalidity.


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         J.       Continuation as Director:

                  Neither this Agreement nor the payment of any benefits thereunder shall be construed as giving to the Director any right to be retained as a member of the Board of Directors of the Bank.

VI.      ERISA PROVISION

         A.       Named Fiduciary and Plan Administrator:

                  The "Named Fiduciary and Plan Administrator" of this Director Plan shall be First Federal of the South until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Director Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Director Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         B.       Claims Procedure and Arbitration:

                  In the event a dispute arises over benefits under this Director Plan and benefits are not paid to the Director (or to the Director's beneficiary(ies) in the case of the Director's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Director Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

                  If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Director Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.


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                  If claimants continue to dispute the benefit denial based
                  upon completed performance of this Director Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

                  Where a dispute arises as to the Bank's discharge of the Director "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VII. TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

         The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Director Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly. Upon a Change of Control (Subparagraph I [I]), this paragraph shall become null and void effective immediately upon said Change of Control.


IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.


                                    FIRST FEDERAL OF THE SOUTH
                                    Sylacauga, Alabama


                                    By:
--------------------------------       ----------------------------------------
Witness                                Title


--------------------------------    -------------------------------------------
Witness


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                          BENEFICIARY DESIGNATION FORM
                         FOR THE DIRECTOR SUPPLEMENTAL
                           RETIREMENT PLAN AGREEMENT


I.       PRIMARY DESIGNATION

       (Please refer to the beneficiary designation information prior to completion of this form.)

A.       PERSON(S) AS A PRIMARY DESIGNATION:

             (Please indicate the percentage for each beneficiary.)

Name______________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
        (Street)                       (City)           (State)           (Zip)


Name______________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
        (Street)                       (City)           (State)           (Zip)


Name______________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
        (Street)                       (City)           (State)           (Zip)


Name______________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
        (Street)                       (City)           (State)           (Zip)

B.       ESTATE AS A PRIMARY DESIGNATION:

My Primary Beneficiary is The Estate of
__________________________________________ as set forth in the last will and testament dated the ____ day of __________, ____ and any codicils thereto.

C.       TRUST AS A PRIMARY DESIGNATION:

Name of the Trust:

_______________________________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee:

_______________________________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

_______________________________________________________________________________

__________________________

_______________________________________________________________________________

__________________________

Is this an Irrevocable Life Insurance Trust?  ________ Yes     ________ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)


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II.      SECONDARY (CONTINGENT) DESIGNATION

A.       PERSON(S) AS A SECONDARY (CONTINGENT) DESIGNATION:
             (Please indicate the percentage for each beneficiary.)


Name______________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
        (Street)                       (City)           (State)           (Zip)


Name______________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
        (Street)                       (City)           (State)           (Zip)


Name______________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
        (Street)                       (City)           (State)           (Zip)


Name______________________________   Relationship___________________  / _______%

Address:_______________________________________________________________________
        (Street)                       (City)           (State)           (Zip)

B.       ESTATE AS A SECONDARY (CONTINGENT)  DESIGNATION:

My Secondary Beneficiary is The Estate of
________________________________________ as set forth in my last will and testament dated the ____ day of __________, ____ and any codicils thereto.

C.       TRUST AS A SECONDARY (CONTINGENT)  DESIGNATION:

Name of the Trust:

_______________________________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee:

_______________________________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

_______________________________________________________________________________

__________________________

_______________________________________________________________________________

__________________________

All sums payable under the Director Supplemental Retirement Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.


--------------------------------          -------------------------------------
                                          Date


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